[Western Reserve Life Assurance Co. of Ohio Letterhead]

September 22, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	WRL Series Annuity Account
File No. 811-5672, CIK: 0000841056
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc, Access Variable Insurance Trust and Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On September 3, 2004, AEGON/Transamerica Series Fund, Inc., filed its semi-annual report with the Commission via EDGAR (CIK: 0000778207);

•	On September 9, 2004, Access Variable Insurance Trust filed its semi-annual report with the Commission via EDGAR (CIK: 0001219605); and

•	On August 23, 26 and 27, 2004, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Western Reserve Life Assurance Co. of Ohio

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group